UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2019

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	814-00991	90-0316651
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

On April 2, 2019, Mill City Ventures III, Ltd. (the “Company”) received notice from its registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), that Baker Tilly resigned effective April 2, 2019. Baker Tilly’s resignation was not due to any reason related to the Company's financial reporting or accounting operations, policies or practices. Instead, Baker Tilly informed the Company that Baker Tilly had concluded that it was not independent pursuant to the rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission because certain non-audit professionals at Baker Tilly had provided personal tax services to a member of management of the Company who was in a financial reporting oversight role. Baker Tilly has not withdrawn any of its previously delivered audit reports contained in the Company’s filings with the Securities and Exchange Commission.

None of Baker Tilly’s audit reports for the years ended December 31, 2017 or 2016 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, at this time and during the years ended December 31, 2018, 2017 and 2016 and through April 2, 2019, there were (i) no disagreements between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make a reference to the subject matter of the disagreement in connection with its report for such years and subsequent interim periods, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through April 2, 2019.

The Company has provided Baker Tilly with a copy of the disclosure set forth in this report and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein, as required by SEC rules. A copy of Baker Tilly’s letter, dated April 5, 2019, stating its agreement with the above statements is attached as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP (filed herewith)

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: April 5, 2019
	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer

Exhibit Index

Item No.	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP